Exhibit 24

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ GLYN A. BARKER
Name:	GLYN A. BARKER

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ MICHAEL LYNCH-BELL
Name:	MICHAEL LYNCH BELL

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ SAMUEL MERKSAMER
Name:	SAMUEL MERKSAMER

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ MARK L. MEY
Name:	MARK L. MEY

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ JOHN K. PLAXTON
Name:	JOHN K. PLAXTON

TRANSOCEAN PARTNERS LLC

Power of Attorney

WHEREAS, TRANSOCEAN PARTNERS LLC, a Marshall Islands company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, an Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of the Company, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form 10-K”);

NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kathleen McAllister, Raoul Dias, Daniel Ro-Trock, David Meliza and David Tonnel, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have the full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of February 2016.

By:	/s/ NORMAN J. SZYDLOWSKI
Name:	NORMAN J. SZYDLOWSKI